EXHIBIT 32.2

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of 1347 Property Insurance Holdings, Inc. (the “Company”) for the period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, I, John S. Hill, the Chief Financial Officer and Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best my knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2019

By:	/s/ John S. Hill
John S. Hill, Vice President, Secretary, and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)